UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2006
ACCENTURE LTD
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16565 (Commission File Number)	98-0341111 (I.R.S. Employer Identification No.)
Canon’s Court
22 Victoria Street
Hamilton HM12, Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 296-8262
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 5, 2006, Accenture Ltd (“Accenture”) issued a press release announcing that CEO William D. Green has assumed the role of Chairman of the Board of Directors, effective September 1, 2006. He succeeds Joe W. Forehand, who retired as Chairman and member of the Board of Directors, effective August 31, 2006. Accenture previously announced these planned changes in a press release issued on February 15, 2006.
A copy of the press release announcing Mr. Forehand’s succession as Chairman by Mr. Green is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     99.1       Press Release of Accenture, dated September 5, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 5, 2006	ACCENTURE LTD
	By:	/s/ Douglas G. Scrivner
		Name:	Douglas G. Scrivner
		Title:	General Counsel and Secretary